UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2007

NATIONAL HEALTH REALTY, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-13487	52-2059888
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
Incorporation)		Number)

100 Vine Street, Suite 1402

Murfreesboro, TN  37130

(Address of principal executive offices, including zip code)

(615) 890-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 30.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 10, 2007, National Health Realty, Inc. issued a press release announcing its quarterly dividend.  A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Realty, Inc.

By: /s/Robert G. Adams

Name:  Robert G. Adams

Title:  Chief Executive Officer

Date:  September 10, 2007

Exhibit Index

Number

Exhibit

99

Press release, dated September 10, 2007.